                                POWER OF ATTORNEY

The  undersigned hereby constitutes and appoints J. Thomas Mullis and
Charles E. Sieving the undersigned's true and lawful attorneys-in-fact to:

         (1)      execute for and on behalf of the undersigned Forms 3, 4 and
                  5 in accordance with Section 16(a) of the Securities
                  Exchange Act of 1934 and the rules thereunder;

         (2)      do and perform any and all acts for and on behalf of the
                  undersigned which may be necessary or desirable to complete the execution of any such Form 3, 4, or 5 and the timely
                  filing of such form with the United States Securities and
                  Exchange Commission and any other authority; and

         (3)      take any other  action of any type whatsoever in connection with the foregoing which, in the opinion of such
                  attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned.

     The  undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform all and every act and thing whatsoever requisite, necessary, and proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full  power of  substitution  or revocation,  hereby  ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted.  The  undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, is not assuming, any of the undersigned's responsibilities  to comply with Section 16 of the Securities Exchange Act of 1934.  This Power of
Attorney can only be revoked by delivering a signed, original "Revocation of
Power of Attorney" to the attorneys-in-fact.

     IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 14th day of February, 2005.

                                        /s/ Randall E. Curran
                                        Name:  Randall E. Curran
                                        Title: Chief Executive Officer and
                                               Director